Exhibit 10.16

EXECUTION VERSION

BILL OF SALE

This Bill of Sale (this “Bill of Sale”) is made as of this 30th day of November, 2012, by and between SNC Holdings Corp., a Delaware corporation (“Seller”), and VTQ IP Holding Corporation, a Delaware corporation (“IP Holdco”) and wholly-owned subsidiary of VeriTeQ Acquisition Corporation (d/b/a VeriTeQ Corporation), a Florida corporation (“Buyer”)

WHEREAS, Seller and Buyer have entered into an Asset Purchase Agreement, dated as of November 30, 2012 (the “Purchase Agreement”), pursuant to which, and subject to the terms and conditions set forth therein, (i) Seller has agreed, among other things, to assign, transfer, convey and deliver to IP Holdco all of Seller’s right, title and interest in, and to, the Purchased Assets constituting Intellectual Property (the “Intellectual Property”), and (ii) IP Holdco has agreed, among other things, to accept the assignment, transfer, conveyance and delivery of the Intellectual Property.

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Seller hereby irrevocably and unconditionally assigns, transfers, conveys and delivers to IP Holdco, for IP Holdco’s own use and benefit forever, all of Seller’s right, title and interest in, and to, the Intellectual Property, free and clear of any Encumbrance (other than those created under the Security Agreement).

2.

For the aforesaid consideration, Seller hereby irrevocably (i) constitutes and appoints IP Holdco as the true and lawful attorney of Seller, with full power of substitution, and (ii) gives and grants unto IP Holdco full power and authority, in the name of Seller, at any time and from time to time, (a) to demand, sue for, recover, receive, compound, acquit, release and discharge any and all rights, demands, moneys, claims and choses in action of every kind and description whatsoever, arising out of, incident to or in connection with the Intellectual Property, and (b) to execute or perform such other acts concerning the Intellectual Property, with like power of Seller and as fully as Seller could or might have done. Seller agrees that the foregoing powers are coupled with an interest and are, and shall be, irrevocable by Seller, whether by virtue of Seller’s dissolution or any other reason. Seller further agrees that IP Holdco shall retain, for its own account, any amounts collected pursuant to the foregoing powers, including any sums payable as interest in respect thereof, and Seller agrees to pay IP Holdco, when received, any amounts which shall be received by Seller after the date hereof in respect of any Intellectual Property hereby sold, transferred, assigned and delivered to IP Holdco.

3.

Seller agrees that, at any time, and from time to time, after delivery hereof, upon request of IP Holdco, it will duly execute, acknowledge and deliver, or will cause to be duly executed, acknowledged and delivered, all such further documents or other instruments of transfer as may be required for the sale, transfer, conveyance and delivery of the Intellectual Property to IP Holdco.

4.

This Bill of Sale shall be governed by and construed and enforced in accordance with the laws of the State of New York, applicable to agreements made, and to be performed, entirely within such State, without regard to the conflict of law principles thereof, and the other terms and provisions of Article VII of the Purchase Agreement.

5.

This Bill of Sale may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Bill of Sale delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Bill of Sale.

6.

This Bill of Sale is being executed and delivered pursuant and subject to the Purchase Agreement. Nothing in this Bill of Sale shall, or shall be deemed to, defeat, limit, alter, impair, enhance or enlarge any right, obligation, claim or remedy created by the Purchase Agreement. In the event of any conflict between this Bill of Sale and the Purchase Agreement, the Purchase Agreement shall control.

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SIGNATURES CONTAINED ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the undersigned parties have caused this Bill of Sale to be executed as of the date first written above by the respective officers thereunto duly authorized.

SNC HOLDINGS CORP.

By:	/s/ J. Gelles
	Name:	J. Gelles
	Title:	President

ACKNOWLEDGED AND AGREED
TO AS OF THE DATE FIRST
WRITTEN ABOVE:

VTQ IP HOLDING CORPORATION

By:	/s/ Scott Silverman
	Name:	Scott Silverman
	Title:	CEO

[SIGNATURE PAGE TO BILL OF SALE - VTQ IP HOLDING CORPORATION]